[The attached exhibit is an English translation]

                                  Exhibit 10.1

                                                                [logo] Rietschle
                                                                          Thomas

                                                     A Thomas Industries Company


Amendment of Service Agreement
- reduction of notice period



Dear Mr. Bissinger,

We refer to our discussion with you and amicably amend herewith paragraph 2.2 of your Service Agreement with TIWR Holding GmbH & Co. KG dated January 28, 2003 insofar that the notice period is reduced to 6 months to the end of a calendar year.

We kindly ask you to confirm your agreement to this amendment by returning the enclosed copy to us with your signature.



Yours sincerely



Munich,  24.12.2004
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Place, Date



/s/ Tim Brown              12-31-04
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Tim Brown



/s/ Thomas Kurth
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Thomas Kurth

(TIWR Holding & Co. KG represented by its General Partner TIWR Verwaltungs GmbH, which has the right to individually represent TIWR Holding GmbH & Co. KG, the TIWR Verwaltungs GmbH is in turn represented by its managing directors Tim Brown and Thomas Kurth)

/s/ Peter Bissinger
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Peter Bissinger